UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2012

(Commission File Number)	Exact names of registrants as specified in their charters, address of principal executive offices, telephone number and state of incorporation	(IRS Employer Identification No.)

1-15929	PROGRESS ENERGY, INC.	56-2155481
410 S. Wilmington Street Raleigh, North Carolina 27601-1748 Telephone: (919) 546-6111 State of Incorporation: North Carolina

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – OTHER EVENTS

Item 8.01	Other Events.

On June 25, 2012, Progress Energy, Inc. and Duke Energy Corporation made a joint compliance filing with the Federal Energy Regulatory Commission (“FERC”) accepting all conditions set forth in the FERC’s order dated June 8, 2012 conditionally approving the Second Wholesale Market Power Mitigation Plan, the Joint Dispatch Agreement and the Joint Open Access Transmission Tariff of the companies in connection with their proposed merger. The companies continue to work to secure final merger-related approvals from the North Carolina Utilities Commission and the Public Service Commission of South Carolina and target July 1, 2012 for the closing of the merger.

A copy of the merger scorecard is attached hereto as Exhibit 99.1.

Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(d)	EXHIBITS.

99.1	Merger Scorecard.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC.
Registrant

By:	/s/ David B. Fountain
David B. Fountain
Assistant Secretary

Date: June 25, 2012

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Merger Scorecard.